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                               EXHIBIT 10.35.6

                                   GUARANTY

         THIS GUARANTY is made and given this 30th day of September, 1997 by Mr. Bill A. Gilliland ("Guarantor") to and in favor of Mr. R. Douglas Spedding ("Lender").

                              RECITAL OF FACTS

    WHEREFORE, Lender has agreed to make a loan (the "Loan") to, on behalf and for the benefit of Cross-Continent Auto Retailers, Inc., Toyota West Sales and Service, Inc., Douglas Toyota, Inc. and Sahara Imports, Inc. (collectively referred to herein as the "Borrower") to finance the construction of new automobile dealership facilities on certain real properties owned by Borrower in Denver, Colorado and Las Vegas, Nevada (the "Project"), with the metes and bounds or other legal descriptions of such properties being more particularly set forth in Exhibit "A" attached hereto and made a part hereof by reference (the "Parcels"); and

    WHEREFORE, the Loan is for the amount of $7,400,000, bearing interest in accordance with the provisions of that certain Promissory Note of even date herewith (the "Note"), a copy which is attached as Exhibit "B" and incorporated herein by this reference. Interest is payable monthly as provided in the Note, which is secured by a Second Deed of Trust on the Parcels and the Project, a Security Agreement and Financing Statements, this Guaranty, and certain other loan documents (hereinafter collectively referred to as the "Security Instruments"); and

    WHEREFORE, to induce Lender to make the Loan and to provide Lender with additional security for the performance of Borrower's obligations under the Security Instruments, Guarantor has agreed to guarantee (1) repayment of the principal amount of the Loan; (2) payment of interest and other monetary obligations of Borrower under the Security Instruments; (3) the performance of all covenants, obligations, and conditions provided in the Security Instruments; and (4) the completion of the Project in conformance with the plans and specifications. The purpose of this Guaranty is to specify the terms and conditions of those guarantees.

    NOW, THEREFORE, incorporating the recitals of facts above, and to induce Lender to make the Loan to Borrower, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor agrees as follows:

         1. GUARANTY OF PAYMENT. Guarantor hereby absolutely and unconditionally guarantees to Lender the timely, complete, and full payment of all principal, interest, and other sums presently due and owing or which in the future become due and owing to Lender from Borrower in connection with the Interim Construction and Master Loan Agreement of even date herewith, or the Loan contemplated thereby or any promissory note, deed of trust, security agreement, or any other Security Instrument now or hereafter made in connection herewith. It is understood that this Guaranty is a guarantee of immediate payment and that Lender may enforce this right to immediate payment without proceeding against or joining the Borrower and without applying or enforcing any security for the Loan.

         2. GUARANTY OF PERFORMANCE. Guarantor hereby absolutely and unconditionally

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guarantees to Lender the full observance and performance of all conditions, agreements, covenants, and obligations of Borrower under the Security Instruments, including without limitation the satisfactory completion of the Project in accordance with the plans and specifications approved by Lender from time to time, free and clear of any and all materialmens' and mechanics' liens. In the event of any default by Borrower in its obligations under any of the Security Instruments, Guarantor agrees upon notification by Lender, to assume responsibility for the completion of the Project and, at Guarantor's own cost and expense, to cause the Project to be fully and satisfactorily completed.

         3. ASSIGNMENT. Lender may assign or transfer this Guaranty and its rights hereunder, in whole or in part, in connection with the assignment or transfer of the Loan. The benefit of this Guaranty shall automatically pass with a transfer or assignment of Lender or his successor or assign in the Loan or any portion thereof to any subsequent party to the extent of such party's interest in the Loan. In the event of any such transfer or assignment, this Guaranty shall remain in full force and effect with respect to any interest which is retained by Lender. All rights and privileges of Lender herein shall inure to the benefit of each and every assign and successor to the rights of Lender, regardless of whether such assign or successor holds an interest in the Loan currently with Lender, and all references to Lender herein shall be deemed to include every assignee or successor of Lender or any subsequent holder of the Loan or any portion thereof.

         4. ACTIONS BY LENDER. No action Lender may take or omit to take in connection with the Loan or any security given therefor, nor any course of dealing with Borrower or any representative or employee of Borrower, shall relieve Guarantor of its obligations hereunder, or affect this Guaranty in any way. By way of example, but not in limitation of the foregoing, Guarantor hereby expressly agrees that Lender may, from time to time and without notice to Guarantor:

         (a) Amend, change, or modify, in whole or in part, the Security Instruments;

         (b) Accelerate, change, extend, or renew the time for payment of any promissory note given in connection with the Loan;

         (c) Waive any terms, conditions, or covenants of any of the Security Instruments, or grant any extension of time or forbearance for performance of the same;

         (d) Compromise or settle any amount due or owing or claimed to be due or owing under any of the Security Instruments; or

         (e) Surrender, release, or subordinate any or all of the security for the Loan or accept additional or substituted security therefor.

    The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions, and modifications of the Security

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Instruments, and all references to any Security Instruments shall be deemed to include any such renewal, extension, amendment, or modification thereof.

         5. WAIVER. Guarantor expressly waives notice of acceptance of this Guaranty, presentment of payment, or performance of Borrower's obligations under the Security Instruments, protest and notice of protest, demand, notice of dishonor, notice of any and all proceedings to collect amounts due under the Security Instruments, and to enforce any security given for the Loan, and diligence in collecting sums due under the Loan or to any liability under this Guaranty.

    Guarantor also waives any right to require Lender to proceed against Borrower, to proceed against or exhaust any security held to guarantee performance of Borrower's obligations to Lender, or to pursue any other remedy whatsoever available to Lender. Guarantor expressly waives any defense arising by reason of any disability or other defense of Borrower, by reason of the cessation from any cause whatsoever of the liability of Borrower, or by reason of Lender's election of any remedy against Borrower or Guarantor, or both, including without limitation election of Lender to exercise its rights under the power of sale contained in any deed of trust securing the Loan and the potential loss by Guarantor of the right to recover any deficiency from Borrower. Until all indebtedness of Borrower to Lender shall have been paid in full, Guarantor shall have no right of subrogation and Guarantor hereby expressly defers any right to enforce any remedy which Lender now has or may hereafter have against Borrower and defers any benefit of any right to participate in any security now or hereafter held by Lender. In the event Borrower or Guarantor shall at any time become insolvent or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by, against, or in respect of the Borrower or Guarantor, such action shall not in any manner affect the continuing obligations of Guarantor hereunder. The validity of this Guaranty and the obligations of the Guarantor shall not be terminated, affected, or impaired by the relief, discharge, or release of any or all of the indebtedness by operation of law or otherwise, including, without limitation, a discharge in bankruptcy, receivership, or other proceedings, a disaffirmation or rejection of the indebtedness by a trustee or other representative in bankruptcy, a stay or other enforcement restriction, or any other reduction, modification, impairment, or limitation of any of the indebtedness.

    In addition, Guarantor agrees that Lender shall have no duty to disclose to Guarantor any information it receives regarding the financial status of the Borrower, whether or not such information indicates that the risk that Guarantor may be required to perform hereunder has been or may be increased. Guarantor assumes full responsibility for being and keeping informed of all such matters.

         6. INDEPENDENT OBLIGATION. The obligations of Guarantor hereunder are independent of the obligations of Borrower, and Lender may proceed directly to enforce its rights under this Guaranty without proceeding against or joining the Borrower and without applying or enforcing any security for the Loan. Guarantor hereby waives any rights it may have to compel Lender to proceed against the Borrower or any security or to participate in any security for the sums guaranteed hereby.

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         7.   DEFAULT.  In case of any default in the performance of the
Security Instruments, Lender shall have the right (1) to enforce its rights under this Guaranty or (2) to enforce its rights against Borrower, including without limitation its rights under any instrument securing the payment or performance of the Loan, in any order, and all remedies available to Lender shall be nonexclusive. Guarantor hereby empowers Lender, its successors and assigns, in their sole discretion, with notice to Guarantor, to exercise any right or remedy which they may have, including but not limited to judicial foreclosure, exercise of rights of power of sale, taking a deed or assignment in lieu of foreclosure or sale, appointment of a receiver to protect the security or to collect rents and profits, exercise of remedies against personal property, or enforcement of an assignment of leases, as to any security, whether real, personal, or intangible, and Guarantor shall be liable to Lender for any failure of such securities to fully satisfy the Loan, but in no event more than the full amount due and owing, even though any rights which Guarantor may have against the Borrower or others may be diminished or destroyed by the exercise or election to exercise any such remedy. In the event Lender, in its sole discretion, elects to foreclose against all or any portion of the security given for the loan, the amount bid by Lender or the amount received by Lender at the sale of the security shall be conclusive evidence of the value of the security for purposes of determining any remaining deficiency judgment to be enforced against the Guarantor.

         8. PROCEEDS. Guarantor hereby authorizes Lender, with notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor to payment of the Loan or in satisfaction of any of the covenants and conditions set forth in the Security Instruments, in such manner and in such priority as Lender, in its sole judgment, shall see fit.

         9. INDEMNITY. Guarantor agrees to indemnify Lender for, and hold Lender harmless against, all loss, cost, and expense, including without limitation all court costs and reasonable attorneys' fees (including appellate fees, if any), reasonably incurred or paid by Lender in enforcing or compromising any rights under this Guaranty.

         10. DELEGATION. Guarantor's obligations hereunder shall not be assigned or delegated.

         11. AMENDMENT. This Guaranty may not be changed orally, and no obligation of the Guarantor can be released or waived by Guarantor or Borrower except in a written amendment hereto signed by Lender.

         12. DEATH OR RELEASE OF GUARANTOR. Guarantor agrees that the death of Guarantor shall not effect a termination of this Guaranty and that nothing shall discharge or satisfy the liability of Guarantor hereunder except the full payment and performance of all Borrower's debts and obligations to Lender with interest.

         13. GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado. Guarantor hereby consents to jurisdiction within the State of Colorado for purposes of any such litigation and agrees that service of process may be made, and

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personal jurisdiction over Guarantor obtained, by whatever methods are provided by Colorado law. Nothing contained herein, however, shall prevent Lender from bringing any action or exercising any rights against the security for the Loan or against Guarantor, individually or personally, or any property of Guarantor, within any other state. Initiating such proceedings or taking such action in any other state shall not, however, constitute a waiver of the agreement contained herein that the laws of the State of Colorado shall govern the rights and obligations of Guarantor.















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         14.  SEVERANCE.  If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

         15. TERM. This Guaranty shall be irrevocable by Guarantor until the entire principal amount of the Loan has been repaid to Lender, together with all accrued interest and other charges due and payable to Lender under any Security Instrument.

         16. NOTICE OF SPECIAL EVENTS. If Guarantor shall become bankrupt or insolvent, or any application shall be made to have Guarantor declared bankrupt or insolvent, or Guarantor shall make an assignment for the benefit of creditors, notice of such occurrence or event shall be promptly furnished to Lender by Guarantor.

         17. RIGHTS CUMULATIVE. The rights of Lender granted and arising hereunder shall be separate and distinct and cumulative of other powers and rights which Lender may have at law or in equity, and none of them shall be exclusive of the others and all of them are cumulative to the remedies for collection of indebtedness, enforcement of rights under the deed of trust, and preservation of security as provided by law. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision or an election of remedies to the bar of any other remedy allowed at law or in equity, anything herein or otherwise to the contrary notwithstanding.

         18. NO WAIVER BY LENDER. Failure by Lender to exercise any right which it may have hereunder shall not be deemed a waiver thereof unless so agreed in writing by Lender and, if any such waiver is given, it shall not be deemed a continuing waiver or a waiver of any other default or of the same default on another occasion.

         19. NOTICES. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally (which includes notices given by messengers or overnight couriers) or, if sent by mail, shall be deemed given and delivered seven (7) days after being deposited in any duly authorized United States mail depository, postage prepaid, certified with return receipt requested, or, if delivered by telegraph, shall be deemed given upon the sender's receipt of confirmation of delivery by the telegraph company. Any notices delivered hereunder shall be addressed to the following unless otherwise notified in accordance herewith:

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         IN WITNESS WHEREOF, this Guaranty has been executed as of the day and year first above written.

                                  GUARANTOR


                                             /s/ Bill A. Gilliland
                                  -------------------------------------------
                                  Mr. Bill A. Gilliland

STATE OF TEXAS            )
                          )ss.
COUNTY OF POTTER          )

    The foregoing instrument was acknowledged before me this 10th day of October, 1997 by Mr. Bill A. Gilliland.

    Witness my hand and official seal.

    My commission expires:      5-6-98
                           ----------------

    Notary Public:    /s/ Kathy Rieken
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